EXHIBIT 10.1

EXECUTION VERSION

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated as of April 7, 2014 (the “Seventh Amendment Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012, by the Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of April 9, 2013, by the Fifth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 1, 2013 and by the Sixth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 27, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent, the Swing Line Lender, each Issuer, and the Lenders amend the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.          Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2.          Amendment to the Credit Agreement.

(a)          Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

“2013 Debt” means the Indebtedness under the 2013 Notes Indenture, the 2013 Notes and the other 2013 Debt Documents, and any refinancing of such Indebtedness to the extent permitted in accordance with the terms hereof.

“2013 Debt Documents” means the 2013 Notes Indenture, the 2013 Notes, and the other agreements, certificate, documents or instruments delivered in connection with any of the foregoing.

“2013 Noteholders” shall have the meaning given to the term “Holders” in the 2013 Notes Indenture (or such corresponding term in the event the Borrower’s obligations under the 2013 Notes Indenture are refinanced in accordance with the terms hereof).

“2013 Notes” means the Borrower’s 7.50% senior unsecured notes due 2021 and shall have the meaning given the term “Notes” as defined in the 2013 Notes Indenture; for the avoidance of doubt, the “2013 Notes” shall include any Notes (as defined in the 2013 Notes Indenture) issued under the 2013 Notes Indenture in capitalization of Borrower’s interest payment obligations on then outstanding 2013 Notes.

“2013 Notes Indenture” means that certain Indenture, dated as of September 26, 2013, pursuant to which the 2013 Notes were issued, as amended, supplemented, amended and restated, refinanced or otherwise modified from time to time in accordance with Section 7.2.11.

“Seventh Amendment Effective Date” means April 7, 2014.

(b)          Section 1.1 of the Credit Agreement is hereby further amended by amending

(i)          the definition of Interest Expense by adding the phrase “, the 2013 Debt Documents” after the phrase “2011 Debt Documents”.

(ii)         the definition of Senior Unsecured Debt Documents by adding the phrase “and the 2013 Debt Documents” after the phrase “2011 Debt Documents”.

(iii)        the definition of Total Debt by adding the phrase “, the 2013 Debt” after the phrase “2011 Debt” and by adding the phrase “, the 2013 Notes” after the phrase “2011 Notes” in both places where such phrase appears.

(c)          Section 3.3.1 of the Credit Agreement is hereby amended by adding the following as the second sentence of such Section:

“For the avoidance of doubt, the fee payable pursuant to the preceding sentence will be determined without regard to Section 7.1.16 of this Agreement.”

(d)          Section 7.1.1(i) of the Credit Agreement is hereby amended by adding the phrase “, the 2013 Notes Indenture” after the phrase “2011 Notes Indenture”.

(e)          Section 7.1.1(t) of the Credit Agreement is hereby amended by adding the phrase “and the 2013 Notes Indenture” after the phrase “2011 Notes Indenture”.

(f)          Section 7.1.16 of the Credit Agreement is amended and restated in its entirety to the following:

“(a)          During each period from July 1st to October 31st of each calendar year, the Borrower will not permit the aggregate Credit Exposures of all Lenders to exceed an amount equal to (i) the lesser of the Aggregate Commitment or the Borrowing Base then in effect minus (ii) $50,000,000; provided, however, that in the event that during such calendar year the Borrower’s or any of its Subsidiary’s Oil and Gas Properties shall suffer hurricane damage, the Administrative Agent, upon the request of the Borrower, is authorized to reduce such $50,000,000 for such calendar year to an amount (not less than zero) acceptable to the Administrative Agent in its sole discretion.

(b)          In addition to the availability required to be maintained under clause (a), if the Borrower has at any time Permitted Unsecured Indebtedness issued and outstanding pursuant to Section 7.2.2(j) the Borrower will be required to further maintain availability hereunder in an amount equal to 25% of such Permitted Unsecured Indebtedness (and thus will not permit the aggregate Credit Exposures of all Lenders to exceed an amount equal to (i) the lesser of the Aggregate Commitment or the Borrowing Base then in effect, minus (ii) the amount of availability then required to be maintained in accordance with clause (a) of this Section 7.1.16, minus (iii) an amount equal to 25% of Permitted Unsecured Indebtedness then issued and outstanding pursuant to Section 7.2.2(j)); provided, however, that notwithstanding any other provisions of this Agreement, the availability requirement and borrowing limitation set forth in this clause (b) may not be waived, amended or modified without the consent of all of the Lenders.”

(g)          Section 7.2.2(b) of the Credit Agreement is hereby amended by adding the phrase “and the 2013 Debt” after the phrase “2011 Debt”.

(h)          Section 7.2.2(j) is amended and restated in its entirety to the following:

“Indebtedness (including, but without duplication, Contingent Liabilities of the Subsidiary Guarantors in respect thereof) incurred on or after the Seventh Amendment Effective Date, in an amount not to exceed an aggregate outstanding principal amount of up to $1,000,000,000 so long as (i) such Indebtedness remains at all times unsecured Indebtedness, (ii) such Indebtedness does not have a maturity date that is prior to the date that is six (6) months after the Stated Maturity Date, (iii) after giving effect to the incurrence of such Indebtedness no Default or Event of Default shall have occurred and be continuing, and (iv) after giving effect to the incurrence of such Indebtedness the Borrower is in pro forma compliance with Section 7.2.4, and the refinancing of all or any applicable portion of such Indebtedness (including amounts relating to fees and premiums incurred in connection with such refinancing) so long as such refinancing is on terms and conditions that are, taken as a whole, no less favorable to the Lenders than the Indebtedness so refinanced (the “Permitted Unsecured Indebtedness”);”

(i)          Section 7.2.11(c) of the Credit Agreement is hereby amended by adding the phrase “, the 2013 Debt Documents” after the phrase “2011 Debt Documents”.

(j)          The heading in Section 7.2.15 is hereby amended and restated in its entirety to “Section 7.2.15 No Prepayment of 2010 Notes, 2011 Notes or 2013 Notes” and Section 7.2.15(a) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“(a)          make any payment or prepayment of principal of, or premium or interest on, the 2010 Debt, the 2011 Debt or the 2013 Debt other than: (i) with respect to interest, (A) on the stated, scheduled dates for payment of interest set forth in the Senior Unsecured Debt Documents, as the case may be, or (B) upon any refinancing of the 2010 Debt or the 2011 Debt, the 2013 Debt, respectively, permitted in accordance with the terms of this Agreement, or (ii) with respect to principal, (A) on the date of the stated maturity indicated in the 2010 Debt Documents, the 2011 Debt Documents or the 2013 Debt Documents with respect to the payment of principal on the 2010 Debt, the 2011 Debt or the 2011 Debt, respectively, (B) on each scheduled date for payment of principal or as required in connection with a mandatory prepayment, redemption or defeasance of the 2010 Debt, the 2011 Debt or the 2013 Debt under the respective Senior Unsecured Debt Documents, so long as on the date of such payment (1) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom and (2) the Borrower has paid any Obligations required to be paid hereunder pursuant to the terms of this Agreement, or (C) upon any refinancing of the 2010 Debt, the 2011 Debt or the 2013 Debt permitted in accordance with the terms of this Agreement;”

(k)          Section 7.2.15(b) and (c) of the Credit Agreement are each hereby amended by adding the phrase “or the 2013 Debt” after the phrase “2011 Debt”.

(l)          Section 8.1.5 of the Credit Agreement is hereby amended by adding the phrase “, the 2013 Debt Documents” after the phrase “2011 Debt Documents”.

Section 3.          Amendment to Schedule III to Credit Agreement. Schedule III to the Credit Agreement is hereby amended and restated in its entirety to be in the form attached to this Amendment as Annex I.

Section 4.          New Borrowing Base and Revolving Loan Commitments. Pursuant to Section 2.8.2 of the Credit Agreement, the Borrower and the Lenders hereby agree that the Borrowing Base is set at $1,200,000,000 for the period from the date hereof to the date of the next determination of the Borrowing Base pursuant to the provisions of Section 2.8 of the Credit Agreement or, if earlier, the date of any other adjustment to the Borrowing Base pursuant to the provisions of the Credit Agreement, as the case may be. Each Lender hereby agrees that effective as of the Seventh Amendment Effective Date that its Revolving Loan Commitment is set forth in Schedule III attached as Annex I to this Amendment.

Section 5.          Assignments. Effective on the Seventh Amendment Effective Date, each Lender hereby irrevocably sells and assigns to the each other Lender hereunder and each Lender hereunder hereby irrevocably purchases and accepts subject to and in accordance with the Standard Terms and Conditions set forth in Annex I to Exhibit D of the Credit Agreement so much of the Aggregate Commitment such that after giving effect to such sales and assignments, the Lenders have the respective Revolving Loan Commitments and Percentages set forth in the Commitment Schedule attached hereto as Annex I to this Amendment and to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Lenders (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the other Loan Documents or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned hereby. Such sale and assignment is without recourse to the selling Lenders and without representations or warranty by the selling Lenders except as expressly provided in paragraph 1.1 of the Standard Terms and Conditions. The Administrative Agent, the Issuing Bank, the Swing Line Lender and the Borrower hereby consent to the foregoing sale and assignment.

Section 6.          Conditions to Effectiveness. This Amendment shall become effective as of the Seventh Amendment Effective Date when all of the conditions set forth in this Section 6 have been satisfied.

(a)          The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuers and all of the Lenders.

(b)          The Administrative Agent shall have received a certificate from the Borrower certifying as to the matters set forth in Section 5.2.1 of the Credit Agreement, provided that each reference to a “Credit Extension” shall be deemed to be a reference to entering into this Amendment and the transactions contemplated hereby.

(c)          The Administrative Agent shall have received such other documents and amendments to the Loan Documents as it may reasonably request.

(d)          The representations and warranties in Section 4 below shall be true and correct.

(e)          No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

(f)          The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 of the Credit Agreement and, if then invoiced, pursuant to Section 10.3 of the Credit Agreement.

Section 7.          Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a)          the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)          the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the Credit Agreement as amended hereby and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)          neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof; and

(d)          no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 8.          Loan Document; Ratification.

(a)          This Amendment is a Loan Document. Each reference to the Credit Agreement in any Loan Document will deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b)          The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 9.          Costs and Expenses. As provided in Section 10.3 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 10.         GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 11.         Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.         Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 13.         No Waiver. Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.

Section 14.         Successors and Assigns. This Amendment shall be binding upon the Borrower and each other Obligor party hereto and their successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and their respective successors, transferees and assigns.

Section 15.         Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Authorised Signatory

UBS AG, STAMFORD BRANCH, as Lender and Issuer

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

WELLS FARGO BANK, N.A., as Issuer and Lender

By:	/s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Mack Lambert
Name: Mack Lambert
Title: Vice President

REGIONS BANK, as Lender and
as Swing Line Lender

By:	/s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Senior Vice President

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ John Frazell
Name: John Frazell
Title: Director

ING CAPITAL LLC, as Lender

By:	/s/ Josh Strong
Name: Josh Strong
Title: Director

By:	/s/ Michael Price
Name: Michael Price
Title: Managing Director

NATIXIS, NEW YORK BRANCH,
as Lender

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

By:	/s/ Mary Lou Allen
Name: Mary Lou Allen
Title: Director

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

BARCLAYS BANK PLC, as Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

CITIBANK, N.A., as Lender

By:	/s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By:	/s/ Samuel Miller
Name: Samuel Miller
Title: Authorized Signatory

COMERICA BANK, as Lender

By:	/s/ Jeff Treadway
Name: Jeff Treadway
Title: Vice President

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Damien Podagiel
Name: Damien Podagiel
Title: Senior Associate

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

WHITNEY BANK, as Lender

By:	/s/ David E. Sisler
Name: David E. Sisler
Title: Senior Vice President

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ David Montgomergy
Name: David Montgomery
Title: Executive Director

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Charles W. Patterson
Name: Charles W. Patterson
Title: Senior Vice President

FIFTH THIRD BANK, as Lender

By:	/s/ Richard C. Butler
Name: Richard C. Butler
Title: Senior Vice President

IBERIABANK, as Lender

By:	/s/ Cameron D. Jones
Name: Cameron D. Jones
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ John Dravenstott
Name: Paul J. Pace
Title: Vice President

SANTANDER BANK, N.A., as Lender
f/k/a Sovereign Bank, N.A.

By:	/s/ Gilbert Torres
Name: Gilbert Torres
Title: Senior Vice President

By:	/s/ George Louis McKinley
Name: George Louis McKinley
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI PIPELINE II, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

MS ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT:

ENERGY XXI U.S.A., INC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President